UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

NEWMARKET CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	NEU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 23, 2026, NewMarket Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders. The proposals listed below were submitted to a vote of shareholders and are described in the Company’s Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 12, 2026. The results are as follows:

1. The shareholders elected each of the Company’s seven (7) nominees to serve on its Board of Directors for the ensuing year, as set forth below:

Director	Votes For	Votes Against	Abstentions	Broker Non- Votes
Mark M. Gambill	8,067,953	165,626	4,760	479,686
Thomas E. Gottwald	7,991,028	242,750	4,561	479,686
H. Hiter Harris, III	7,909,713	323,657	4,969	479,686
Bruce R. Hazelgrove, III	8,042,017	191,307	5,015	479,686
James E. Rogers	8,094,686	138,629	5,024	479,686
Lilo S. Ukrop	8,133,302	99,231	5,806	479,686
Ting Xu	8,188,412	44,401	5,526	479,686

2. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026, as set forth below:

Votes For	Votes Against	Abstentions
8,415,620	299,420	2,985

3. The shareholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non- Votes
8,002,241	226,974	9,124	479,686

Item 8.01	Other Events.

On April 23, 2026, the Company issued a press release reporting that the Company’s Board of Directors had declared a dividend of $3.00 per share of the Company’s common stock, payable on July 1, 2026, to Company shareholders of record at the close of business on June 15, 2026. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release regarding the quarterly dividend issued by the Company on April 23, 2026

Exhibit 104	Cover Page Interactive Data File (Embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026

NewMarket Corporation

By:	/s/ Timothy K. Fitzgerald
Name:	Timothy K. Fitzgerald
Title:	Vice President and Chief Financial Officer